SulphCo Investor Call Presentation

April 2, 2009

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. In many cases, forward-looking statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology, such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," and other similar terminology or the negative of such terminology. However, the absence of these words does not mean that the statements are not forward-looking.

In addition, these forward-looking statements include, but are not limited to, statements regarding implementing our business strategy; development, commercialization and marketing of our products; our intellectual property; our estimates of future revenue and profitability; our estimates or expectations of continued losses; our expectations regarding future expenses, including research and development, sales and marketing, manufacturing and general and administrative expenses; difficulty or inability to raise additional financing, if needed, on terms acceptable to us; our estimates regarding our capital requirements and our needs for additional financing; attracting and retaining customers and employees; sources of revenue and anticipated revenue; and competition in our market.

Forward-looking statements are only predictions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All of our forward-looking information is subject to risks and uncertainties that could cause actual results to differ materially from the results expected. Although it is not possible to identify all factors, these risks and uncertainties include the risk factors and the timing of any of those risk factors identified in "Item 1A. Risk Factors" section contained in our most recent Form 10-K, as well as the risk factors and those set forth from time to time in our filings with the Securities and Exchange Commission ("SEC"). These documents are available through our web site, http://www.sulphco.com, or through the SEC's Electronic Data Gathering and Analysis Retrieval System ("EDGAR") at http://www.sec.gov.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise.

References in this presentation to "we," us," "our," "our company," and "SulphCo" refer to SulphCo, Inc., a Nevada corporation.

Agenda

- Q1 Highlights
- Financial Highlights
- IR/PR Highlights
- Technology Update
- Commercial Update
- Expected Next Commercial Steps
- Q&A

Q1 Highlights

- **Commenced lab-scale and commercial-scale trials with European Testing Partner in January:**
  - Performed laboratory assessment of 6+ crude oils and fuel fractions
  - Operated 15,000 barrel per day Sonocracking™ unit at partner's facility
  - Employed latest generation ultrasound probe and reactor technology
  - Observed positive technical and operational results from lab-scale and commercial scale trials
- **Detailed technical project plan established with European Testing Partner**
  - Specific applications and project milestones established
  - Technology Evaluation Agreement submitted and under review
- **Progressed with other commercial prospects**
  - Intensified relationships with a few, global potential strategic customers
- **Well-positioned for 2009**
  - Began reducing cash burn through natural attrition in legal and other expenses
  - Raised SulphCo's visibility in market and media through IR and PR programs

Technology Sound; Commercial Projects Progressing Well

Financial Highlights

- As reported in our 2008 Form 10-K filed on March 6, 2009, as of December 31, 2008, the company had cash on hand of approximately $17.6 million.

- As of March 31, 2009, we had approximately $13.8 million of cash on hand that we anticipate, based on current assumptions, will take us into the early to middle part of 2010.

- Going concern paragraph removed from auditors' opinion on 2008 financial statements.

IR/PR Highlights

Recent Hires:

- Jeff Freedman, VP of Corporate Development (February 2009)
- FD, SulphCo's new IR/PR firm, FD (February 2009)

Recent Media Exposure (links to all articles are on SulphCo's website):

- March 2009 issue of Chem Info
- March 2009 issue of E&P Magazine (a Hart Energy publication)
- February 8, 2009 edition Wall St. Journal
- January 2009 Abrams Clean Tech Report

Increased IR Exposure:

- 37th Annual Howard Weil Conference (SulphCo hosted a breakfast table)
- National Petrochemical & Refiners Association 107th Annual Meeting
- Extended base of potential investors over past several months

Continuing Efforts to Increase SulphCo's Visibility

Technology Update

Sulfur Species Distribution – Before & After Process


Feed: API = 36.3; %S = 0.62%
Thiophenes
DBT
2-MDBT
4,6-DMDBT
Sulfones
DBTS
Intensity
Boiling Point
Crude Oil Feed
After Treatment

- Technology: efficient conversion of sulfides to sulfoxides & sulfones
- **Sulfones** have much **higher boiling points**, are **more polar** and **hydrotreat easier**
- Sonocracking™ performs best on hard-to-hydrotreat sulfur compounds (e.g. thiophenes)

Diesel – Sulfur Distribution Before & After Process



Thiophenes
DBT
2-MDBT
Me
Me
Me
4,6-DMDBT
Sulfones
DBTS
Diesel Feed
Treated Diesel
Treated Diesel (repeat)
Intensity
Boiling Point

- Significant conversion of sulfur compounds to oxidized species
- Consistent and reliable process

Selected Sulfur Reduction Results

***% Sulfur Reduction vs. Feed** (data generated at validation partner's site)*


Light crude oil 1
Light crude oil 2
Medium crude oil
Heavy crude oil
Diesel 1
Diesel 2
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0

Current State:

- Consistent, reproducible results: lab scale → pilot scale → commercial scale
- Broad applicability (crude oils & distillate streams)
- Diesel streams: % sulfur reduction 70% and higher
- Customer feedback and ease of technical implementation drive focus on diesel

Commercial Update

Commercial Strategy and Focus

- Establishing 2-3 strategic, committed customers and focusing on specific application identification and execution
- Developing detailed technical relationships with technology “champions” within strategic customers’ organizations
- Prioritizing technology-driven, “best” applications in terms of ease of implementation and cost/benefits to the customer → diesel fuel
- Active in all market segments; focusing on downstream applications first and working towards upstream applications as full technology package matures

Sonocracking™ Process: Potential Applications


POTENTIAL PROCESS LOCATION
Products
LIGHTS TO GAS PLANT
LPG
NAPHTHA
TO NAPHTHA HDS
Chemicals, Gasoline
KEROSENE
TO KEROSENE HDS
Jet Fuel
CRUDE UNIT
DIESEL OPTION 1
Diesel HDS
DIESEL PRODUCT
DIESEL OPTION 2
Diesel HDS
TO SULFONE ADSORPTION
Diesel Fuels
Desalter
GASOIL
TO GASOIL HDS + FCC
Gasoline, Diesel Blending
Crude Oil to Refinery
VACUUM GASOIL
VACUUM DISTILLATION

- Option 1: SulphCo process followed by HDS
- Option 2: LSD (<500 ppm) to ULSD (<10 ppm)

SulphCo Process: Potential Benefits

Commercial:

- Upgrade off-road diesel & heating oil → Higher value diesel
- Reduce downgrading of high sulfur diesel to resid → Better refining economics
- Improve diesel quality → Reduce biodiesel or other blending components
- Increase flexibility of crude slate → Ability to optimize crude oil cost

Hydrodesulfurization (HDS) Operations:

- Conversion of dibenzothiophenes to sulfones → Avoid high pressure HDS
- Milder HDS operating conditions → Reduced incremental hydrogen production
- Increase HDS catalyst life → Fewer turnarounds and downtime
- Debottleneck existing HDS units → Increased throughput/Lower unit cost
- Lower-cost alternative to HDS → Increase life of refineries limited by HDS or CAPEX constraints

Carbon Footprint:

- Less hydrogen required and produced → Lower CO_2 production
- Lower HDS temperature and pressure → Reduces operating energy requirements

Several Significant Economic Advantages; Overall Benefits are Application Specific

Technology and Commercialization Process


Initial Decision
Fundamental Technology Acceptance
Customer Commitment
Full Technology Validation
Commercialization
Introductory Phase
Laboratory Phase
Stream Specific Evaluation
Commercial Evaluation

Requirements:	✓ Customer Technical Assessment ✓ NDA or CDA	✓ Technical Champion ✓ Customer Collaboration Commitment – MoU/ JDA	✓ Customer Endorsement ✓ Customer Ownership ✓ Cross-functional Customer Support	✓ Customer Acceptance ✓ Performance Guarantees ✓ Commercial Agreement
Deliverables:	✓ Generic Data Pack ✓ Technical Presentation ✓ Customer Requirements	✓ Promising Results ✓ Fundamental Technical Acceptance ✓ Specific Customer Application Identified	✓ Favorable Process Economics ✓ Limited Technical and Operational Risks ✓ Reliable and Consistent Results	Full-Scale Validation of: ✓ Technology ✓ Operations ✓ Economics

 = Milestone

 = Program Phase

Strategic Program Focus and Status


Initial Decision
Fundamental Technology Acceptance
Customer Commitment
Full Technology Validation
Commercialization
Introductory Phase
Laboratory Phase
Stream Specific Evaluation
Commercial Evaluation
European Testing Partner
European Testing Partner
European Testing Partner
International Oil Company
International Oil Company
International Oil Company
International Oil Company
International Oil Company
International Oil Company
Independent Oil Company
Independent Oil Company
International or Independent Oil Company
Anticipate 1-2 of 4 International or Independent Oil Companies to Move into Stream Specific Evaluation Phase in Q3

Over 15 additional potential customers in the Introductory and Laboratory Phases. Prioritizing projects based on technical fit, ease of application, and speed of implementation

- = Dec. 2008 Status
- = March 2009 Status
- = Projected Q3 Status

Expected Next Commercial Steps

European Testing Partner

- Execution of Technology Evaluation Agreement
- Development of application specific data
- Economic evaluation using refining model based on technical results
- Decision to enter Commercial Phase based on technical and economic evaluation

Other Opportunities

- Continue developing data-packs with potential strategic partners
- Obtain customer commitment for specific applications based on laboratory data and preliminary economic assessment
- Engage 1-2 additional strategic customers into the "Stream Specific Application" Phase

Clear Process Established; Driving to Key Milestones

Q&A